                                                                     Exhibit 4.1

                                 _____________

                                    CENTURY
                                    BUSINESS
                                    SERVICES
                                 _____________

          NUMBER                                              SHARES
__________________________                           __________________________
CBIZ-
__________________________                           __________________________

INCORPORATED UNDER THE LAWS                              SEE REVERSE FOR
 OF THE STATE OF DELAWARE                              CERTAIN DEFINITIONS


                                                       CUSIP 156490 10 4

________________________________________________________________________________
THIS CERTIFIES THAT





IS THE OWNER OF
________________________________________________________________________________

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 OF
                         CENTURY BUSINESS SERVICES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender this Certificate properly endorsed. This certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

               CORPORATE SECRETARY                         CHAIRMAN OF THE BOARD
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
          STAR BANK, N.A.
          (Cincinnati, Ohio) TRANSFER AGENT
                             AND REGISTRAR



BY                   AUTHORIZED SIGNATURE

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                         CENTURY BUSINESS SERVICES, INC.

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A STATEMENT OF THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT OR CO-TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

________________________________________________________________________________
         The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common                UNIF GIFT MIN ACT _____________ Custodian ___________
TEN ENT - as tenants by the entireties                             (Cust)                (Minor)
JT TEN - as joint tenants with                                     under Uniform Gifts to Minors
         right of survivorship and                              Act ______________________________
         not as tenants in common                                              (State)


       Additional abbreviations may be used though not in the above list.

FOR VALUE RECEIVED,____________________hereby sells, assigns and transfers unto

Please insert social security or other
   identifying number of assignee

______________________________________


______________________________________


________________________________________________________________________________
________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP OR POSTAL CODE,
                                  OF ASSIGNEE)


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________Shares
of the Common Stock represented by the within certificate, and does hereby irrevocably constitute and appoint_____________________________________________
_______________________________________________________________________Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated: ____________________________

                           X __________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.